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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (date of earliest event reported):  January 2, 1998



                            P. H. GLATFELTER COMPANY
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             (Exact name of registrant as specified in its charter)



   Pennsylvania                                        1-3560                                      23-0628360
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 (State or other                                    (Commission                                 (I.R.S. Employer
 jurisdiction of                                    File Number)                              Identification No.)
 incorporation)



       Spring Grove, Pennsylvania                                                                        17362
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(Address of principal executive offices)                                                               (Zip Code)



Registrant's telephone number, including area code:  (717) 225-4711
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                                 Not Applicable
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         (Former name or former address, if changed since last report)
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                                     ITEM 2

                      Acquisition or Disposition of Assets

                 On January 2, 1998, two wholly-owned German subsidiaries of the Registrant acquired all of the capital stock of S&H Papier Holding GmbH, the German company holding the specialty paper business of the Schoeller & Hoesch group ("S&H"), from Deutsche Beteiligungs AG and EVOBESTRA Vermogensverwaltungsgesellschaft mbh (the "Sellers") pursuant to a Stock Purchase Agreement, dated as of November 14, 1997.

                 The purchase price paid was DM 270 Million (approximately $150,000,000) in cash. The acquisition was financed with borrowings under a five-year, variable rate, multi-currency revolving credit facility provided to the Registrant and certain of its subsidiaries by a syndicate of banks for which Bankers Trust Company is acting as agent. The purchase price was determined through arms' length negotiations between the Registrant and the Sellers. The Registrant obtained a fairness opinion in connection with the acquisition from BT Wolfensohn. The Registrant was not affiliated with S&H prior to the acquisition.

                 For the fiscal year ended December 31, 1997, the S&H specialty paper business had revenues of approximately DM 310 million (approximately $182 million). At year-end 1997 the S&H specialty paper business had debt of approximately DM 68 million (approximately $38 million). The S&H specialty paper business produces a variety of specialty papers, including tea bag and other long fiber papers, tobacco papers, metalized papers, overlay and other lightweight printing papers.

                 The S&H specialty paper business was founded in 1881 in Gernsbach, Germany, where its corporate offices and major paper production facilities are located. A smaller paper production facility is located in Odet, France, in which the S&H specialty paper business has a 50% interest, and other facilities are located in Wisches, France, the Philippines, and Summerville, South Carolina. The S&H specialty paper business employs approximately 940 people. The Registrant intends to continue the current operation of the S&H specialty paper business without material change.

                 The acquisition of the S&H specialty paper business represents a significant step in the Registrant's long-term strategic plan, which emphasizes growth in technically engineered specialty paper markets. It provides the Registrant with a strong business position in the world tea bag market and in other long fiber markets, such as stencil, filter and casing paper. It




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also strengthens the Registrant's tobacco paper business by providing a manufacturing presence in Europe, a significant share of the European tobacco paper market, and the ability to manufacture and market ultraporous plug wrap, a growing segment of the world tobacco paper market.

                 The S&H specialty paper business has an experienced management team that will continue to provide leadership and direction to the business. The exchange of knowledge between the technical and marketing teams of the Registrant and the S&H specialty paper business will allow the combined company to achieve various market synergies, such as product interchanges, new product development and distribution.

                 The Stock Purchase Agreement is attached as Exhibit 2.1 to this Form 8-K and the description of the acquisition herein is qualified in its entirety thereby.

                 Any statements set forth herein or otherwise made in writing or orally by the Registrant with regard to its expectations for its business after the completion of the acquisition of the S&H specialty paper business, including its position in the market for certain products, its management, its financial results and the benefits of the acquisition, may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Registrant makes such statements based on assumptions which it believes to be reasonable, there can be no assurance that actual results will not differ materially from the Registrant's expectations. Accordingly, the Registrant hereby identifies the following important factors, among others, which could cause its results to differ from any results which might be projected, forecasted or estimated by the Registrant in any such forward-looking statements: (i) variations in demand for or pricing of products of the S&H specialty paper business; (ii) changes in the cost or availability of raw materials used by the S&H specialty paper business; (iii) changes in industry paper production capacity, including the construction of new mills, the closing of mills and incremental changes due to capital expenditures or productivity increases; (iv) the gain or loss of significant customers; (v) cost and other effects of environmental compliance, cleanup, damages, remediation or restoration, or personal injury or property damage related thereto; (vi) significant changes in international cigarette consumption; (vii) enactment of adverse state or federal legislation or changes in government policy or regulation; (viii) adverse results in litigation; (ix) disruptions in production and/or increased costs due to labor disputes; (x) potential political instability in the Philippines; (xi) changes in foreign currency exchange rates; and (xii) the Registrant's ability to integrate the S&H specialty paper business with the Registrant's business.





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                                     ITEM 7

                       Financial Statements and Exhibits

                 (a) Financial statements of the S&H specialty paper business:

                          Pursuant to Item 7(a), the Registrant is required to
file certain financial statements with respect to the S&H specialty paper business and certain pro forma financial information. As of the date hereof, it is impractical to provide the audited financial statements of the S&H specialty paper business, including the Notes thereto, for the periods required by Regulation 210.3-05(b), as well as the required pro forma financial information. The Registrant expects to file all such required financial statements and pro forma financial information as soon as it is practicable, and in any event within the time period required by Item 7(a).

                 (b)      Exhibits:

                 2.1 Stock Purchase Agreement dated as of November 14, 1997 by and among certain subsidiaries of P.H. Glatfelter Company, the Stockholders of S&H Papier Holding GmbH and Deutsche Beteiligungs
Aktiengesellschaft Unternehmensbeteiligungsgesellschaft and P.H. Glatfelter Company.





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                                   SIGNATURE


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           P. H. GLATFELTER COMPANY
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                                                    (Registrant)


Date:  January 15, 1998                    By:  /s/ Robert S. Wood
                                               ---------------------------
                                                   Robert S. Wood
                                                   Secretary and Treasurer





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